Exhibit 10.3

            This Affirmation of Obligations, dated as of May 26, 2005 (this “Affirmation”), is entered into among Swift & Company (the “Company”), S&C Australia Holdco Pty. Ltd. (“Australian Holdings”), Australia Meat Holdings Pty. Limited (the “Australian Company,” and together with Australian Holdings, the “Australian Borrowers,“and the Australian Borrowers collectively with the Company, the “Borrowers”), the entities listed on the signature pages hereto as guarantors (collectively, with the Borrowers, the “Guarantors”), Citicorp USA, Inc. (“Citicorp”), as Administrative Agent (in such capacity, the “Administrative Agent”), Australian Agent, and Collateral Agent, JPMorgan Chase Bank, N.A (“JPM”), as Syndication Agent and Citisecurities Limited (“Citisecurities”), as Australian Collateral Trustee for the Lenders and the Issuers party to the Credit Agreement referred to below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

W i t n e s s e t h:

            Whereas, each of the Borrowers, S&C Holdco 3, Inc. (“Holdings”), the Lenders and Issuers from time to time party thereto, Citicorp, as administrative agent, Australian agent, and collateral agent, JPM, as syndication agent, Citisecurities, as Australian collateral trustee, and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Central Raiffeisen-Boerenleenbank B.A., “Rabobank International,” New York Branch, each as co-documentation agents, entered into that certain Credit Agreement, dated as of September 19, 2002, as amended, modified or supplemented from time to time prior to the date hereof, (the “Existing Credit Agreement”);

            Whereas, in connection with the Existing Credit Agreement, the Borrowers and the Guarantors entered into the agreements listed on Schedule I hereto (collectively, the “Security Documents”), each as security for the Borrowers’ and Guarantors’ obligations under the Credit Agreement;

            Whereas, in connection with the execution of the amendment and restatement (the "Amendment and Restatement”) of the Existing Credit Agreement, dated as of the date hereof (as so amended and restated in its entirety, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders and Issuers from time to time party thereto, Citicorp, as Administrative Agent, Australian Agent, and Collateral Agent, JPM, as Syndication Agent, Citisecurities, as Australian Collateral Trustee, and the documentation agents named therein, the Borrowers and the Guarantors agree, among other things, to reaffirm the Loan Documents and the Liens and Guaranties executed in the favor of the Administrative Agent on behalf of the Lenders and the Issuers, as applicable;

            Now, Therefore, in consideration of the above premises, the parties hereto agree as follows:

      Section 1. Affirmations

            (a) Affirmation of Loan Documents. Each Loan Party (i) hereby consents to the execution, delivery and performance of the Amendment and Restatement and all of the other Loan Documents to be executed in connection therewith, (ii) reaffirms all of its rights and obligation under the Credit Agreement, the Guaranties and all other Loan Documents, as amended and otherwise expressly modified by the Amendment and Restatement and this Affirmation and (iii) acknowledges and agrees that, after giving effect to the Amendment and Restatement, all of its obligations under the Loan Documents shall remain in full force and effect, as modified by the Amendment and Restatement and this Affirmation.

            (b) Affirmation of Liens. As of the Effective Date, each Loan Party reaffirms the Liens on the Collateral granted to the Administrative Agent for the benefit of the Lenders and the Issuers, as applicable, under the Security Documents, which Liens on the Collateral shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, renewals or extensions thereof and shall continue to secure the Obligations of the Loan Parties. Any Loans made pursuant to the Credit Agreement or the Existing Credit Agreement, whether before or after the Effective Date, shall benefit from the Liens on the Collateral to the same extent.

      Section 2. Amendment to Certain Loan Documents

            (a) All parties hereto acknowledge and agree that, as of the Effective Date, all schedules to the Loan Documents listed in Schedule II hereto are amended in their entirety by replacing such schedules with the schedules attached hereto as Exhibit A.

            (b) As of the Effective Date, all parties hereto hereby amend all Loan Documents existing before the Effective Date to the extent necessary to ensure that all references to articles, sections, paragraphs, clauses, subclauses and other parts of the Existing Credit Agreement be replaced mutatis mutandis by references to the corresponding provisions of the Credit Agreement.

      Section 3. Miscellaneous

            (a) Execution in Counterparts. This Affirmation may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            (b) No Implied Waiver. This Affirmation is a Loan Document. The execution, delivery and effectiveness of this Affirmation (and the amendments herein) shall not, except as expressly set forth herein, (i) operate as a waiver of any right, power or remedy of the Lenders, the Issuers or the Administrative Agent under any of the Loan Documents, (ii) constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose or (iii) constitute a consent to any other amendment or waiver, whether or not similar. Except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended in this Affirmation, the Amendment and Restatement or any other Loan Document, and are hereby ratified and confirmed.

            (c) Governing Law. This Affirmation shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York.

            (d) Section Titles. The section titles contained in this Affirmation are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

            (e) Notices. All communications and notices hereunder to and by any Loan Party shall be given as provided in the Credit Agreement or, as the case may be, the applicable Guaranty.

            (f) Execution in Counterparts. This Affirmation may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Affirmation by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            (g) Successors and Assigns. The terms of this Affirmation shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

            (h) Trial By Jury. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Affirmation or any other Loan Document.

[Signature Pages Follow]

Borrowers:

Swift & Company

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Vice President, Treasurer

S&C Australia Holdco Pty. Ltd.

By:	/s/ John Robert Kier

Name: John Robert Kier
Title: Joint CEO

Australia Meat Holdings PTY. Limited

By:	/s/ John Robert Kier

Name: John Robert Kier
Title: Joint CEO

[Signature Page to Affirmation of Obligations]

Guarantors:

S&C Holdco 3, Inc.

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Vice President, Treasurer

Miller Bros. Co., Inc.

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

Monfort Food Distribution Company

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

Swift & Company International Sales Corporation

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

Monfort, Inc.

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

[Signature Page to Affirmation of Obligations]

Swift Beef Company

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

Swift Pork Company

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

Swift Brands Company

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

S&C Resale Company

By:	/s/ Michael A. Hajost

Name: Michael A. Hajost
Title: Authorized Officer

Burcher Pty. Limited

By:	/s/ John Robert Kier

Name: John Robert Kier
Title: Joint CEO

[Signature Page to Affirmation of Obligations]

Swift Refrigerated Foods, S.A. de C.V.

By:	/s/ Danny Herron

Name: Danny Herron
Title: Chief Financial Officer and Vice President

Kabushiki Kaisha SAC Japan.

By:	/s/ Danny Herron

Name: Danny Herron
Title: Chief Financial Officer and Vice President

[Signature Page to Affirmation of Obligations]

Citicorp USA, Inc.,
as Administrative Agent and Collateral Agent

By:	/s/ Sebastien Delasnerie

Name: Sebastien Delasnerie
Title: Vice President

JPMorgan Chase Bank, N.A.,
as Syndication Agent

By:	/s/ Teri Streusand

Name: Teri Streusand
Title: Vice President

Citibank, N.A.,
as Australian Agent

By:	/s/ Sebastien Delasnerie

Name: Sebastien Delasnerie
Title: Vice President

Citisecurities Limited
as Australian Collateral Trustee

By:	/s/ Nicola Stramandindi

Name: Nicola Stramandindi
Title: Company Secretary

By:	/s/ Warren Scott

Name: Warren Scott
Title: Director

[Signature Page to Affirmation of Obligations]

Schedule I
List of Security Documents

1.	the Domestic Guaranty

2.	the Non-U.S. Guaranty

3.	the Pledge and Security Agreement

4.	the Patent Security Agreements

5.	the Trademark Security Agreements

6.	the Domain Name Assignment Agreements;

7.	the U.S. Mortgages

8.	the Security Trust Deed

9.	the Australian Charges

10.	the Australian Share Mortgage

11.	the Australian Mortgages

12.	the Mexican Share Pledge

13.	the Japanese Share Pledges

[Signature Page to Affirmation of Obligations]

Schedule II
List of Loan Documents with Amended Schedules

1.	the Pledge and Security Agreement

Exhibit A
Amended and Restated Schedules

[Signature Page to Affirmation of Obligations]